UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 1/31/12

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT JANUARY 31, 2012 INVESTOR CLASS SHARES (WADEX) 1-866-950-6WFG www.wadefunds.com Distributed by Northern Lights Distributors, LLC Member FINRA

February 20, 2012

Dear Shareholder,

Stock markets celebrated the New Year with a month-long rally as investors shook off fears of an imminent European recession and ongoing debt woes at home. This month’s “risk-on” mentality was apparent as assets generally perceived as riskier outperformed higher-quality assets in both the equity and fixed-income markets.

By utilizing Wade Financial Group’s ConVal® process to identify undervalued assets classes and securities on a global basis, we attempt to buy when securities are cheap and sell when they become overvalued.

•

Our highly disciplined process means that we will often be buying when others are selling, and selling when others are buying.

•

We will stand firm against the stampeding herd and not rush to buy just because everyone else is.

•

Our valuation work will dictate the appropriate course of action to take. Following the herd and being reactive, a common trait displayed by many mutual fund managers, seldom leads to consistent investing success.

As seen below in Chart #1, the Fund has performed well over time.  For the six months ending 1/31/12, the Wade Tactical L/S Fund returned -.48% while the Morningstar Long/Short category returned -.89%.  The fund has started off 2012 very well as we have been selectively adding to or initiating positions in investments we deem to be undervalued and many of these investments have already rewarded us with solid gains.  We continue to hold inverse positions in several indices to maintain what we believe is a proper net equity exposure.

CHART #1

As we mentioned in our previous letter from September 9, 2011, we completed a name change for the fund to Wade Tactical L/S Fund.  This was done to more accurately reflect the strategy being used by the fund.  Over time, the fund has become more tactically oriented while still retaining the original ConVal® contrarian style of investing.  There were small changes made to the prospectus noting this as well.  The fund continues to use strategic hedging strategies from time to time when we believe an asset is overvalued and we believe the name change makes this more transparent.

Fund Positioning

Asset allocation, security selection and diversification continue to be the main drivers of returns for the Fund.  Unique asset classes such as managed futures, precious metals and distressed debt combined with unique strategies like inverse ETF's, help to dampen volatility.

The graphic below in Chart #2, provides an approximate asset allocation of the Fund, as of this writing.

CHART #2

Some fund highlights and trades are listed below:

•

Our concentrated growth portion of our mutual fund has performed extremely well Year-To-Date.  As of February 20th, it is up 15.49% compared to the S&P 500 up 8.56% over the same period.  The concentrated growth model is traded more actively and we use the ConVal® approach to take advantage of value opportunities to identify undervalued companies with solid earnings and a proven track record.

•

Back on December 15th, 2011, the Fund invested in a paint supply company called Kronos Worldwide (KRO) at $17.27 a share. On February 1st, 2012, we sold the stock for $23.75 a share - a 37.5% gain! We set a price target which was achieved and after reevaluation we decided to take our profits.

•

We reevaluated our Paid-To-Wait® stock portion of our mutual fund and made a small number of changes to the portfolio.  We were able to buy some more attractive stocks with the goal of increasing our yield on this basket of stocks.

•

We have managed our gold position tactically over the last six months in order to protect profits and hedge against volatility in the commodity.  This has worked well for Wade Tactical L/S Fund as we have been able to increase profits by realizing a gain on the hedge.

Investing Along Side You

My investment team and I continue to rigorously apply our set of investment principles to continue to contribute to our combined long-term success as fellow shareholders.

I continue to be one of the largest shareholders in the Fund with over $1.4 million of my own money invested in the fund. As a shareholder invested right alongside of you, I shall continue to manage this fund in the best interest of you, the investor, always putting You First. Never expect anything less from a money manger who is the guardian of your wealth.

For more information about the Wade Tactical L/S Fund, please visit our website at www.wadefunds.com.

We are grateful for your investment in WADEX and for your continued confidence in our company. Sincerely,

Jerry B. Wade, CFP®, CFS

Nick Asmus

Blaine Conklin

Chief Investment Officer

Portfolio Associate

Portfolio Associate

0308-NLD-2/23/2012

Wade Core Destination Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2012

The Fund's performance figures* for the period ended January 31, 2012, as compared to its benchmark:
			Annualized
	Six Months	One Year	Since Inception **
Wade Core Destination Fund - Investor Class	(0.48)%	1.70%	10.03%
Lipper Balanced Fund Index ***	0.63%	3.07%	14.58%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008

*** The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.  It is not possible to invest directly in an Index.

		% of
Top Holdings by Industry/Category		Net Assets
Commodity Funds		9.6%
Short/Inverse Funds		8.5%
Emerging Markets Funds		8.4%
Oil & Gas		8.4%
Closed End Funds		7.4%
Asset Allocation Funds		7.1%
Debt Funds		4.9%
Healthcare-Products		4.0%
Pharmaceuticals		2.8%
Other, Cash & Cash Equivalents		38.9%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
January 31, 2012 (Unaudited)
Shares				Fair Value

	COMMON STOCKS - 37.8%
	AEROSPACE/DEFENSE - 0.5%
1,272	National Presto Industries, Inc.			$ 124,300
1,499	Northrop Grumman Corp.			87,017
				211,317
	AGRICULTURE - 1.5%
77,075	Alliance One International, Inc. *			224,288
6,600	Altria Group, Inc.			187,440
3,077	Archer-Daniels-Midland Co.			88,094
1,680	Imperial Tobacco Group PLC - ADR			120,288
				620,110
	AUTO MANUFACTURERS - 0.6%
7,280	Honda Motor Co. Ltd. - ADR			247,884

	BANKS - 2.2%
28,000	Bank of America Corp.			199,640
1,710	Bank of Montreal			99,385
1,933	Goldman Sachs Group, Inc.			215,471
3,397	JPMorgan Chase & Co.			126,708
4,946	Royal Bank of Canada			259,022
				900,226
	BEVERAGES - 1.4%
2,695	Coca-Cola Co.			181,993
1,280	Diageo PLC - ADR			113,395
2,840	Molson Coors Brewing Co. Cl. B			121,808
2,800	PepsiCo, Inc.			183,876
				601,072
	CHEMICALS - 1.1%
4,235	CVR Partners LP			127,346
7,246	Kronos Worldwide, Inc.			166,803
2,654	Mosaic Co.			148,544
				442,693
	COAL - 0.5%
2,866	Natural Resource Partners LP			80,191
3,513	Peabody Energy Corp.			119,758
				199,949
	COMMERCIAL SERVICES - 0.3%
5,600	Ritchie Bros Auctioneers, Inc.			131,880

	COMPUTERS - 2.9%
979	Apple, Inc. * +			446,894
24,300	Cisco Systems, Inc.			477,009
4,717	Hewlett-Packard Co.			131,982
20,559	Imation Corp. *			121,915
				1,177,800

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
Shares				Fair Value

	COSMETICS/PERSONAL CARE - 0.7%
7,485	Avon Products, Inc.			$ 133,008
2,745	Procter & Gamble Co.			173,045
				306,053
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
630	BlackRock, Inc. Class A			114,660
17,360	Charles Schwab Corp.			202,244
				316,904
	ELECTRIC - 0.4%
4,000	Exelon Corp.			159,120

	ENGINEERING & CONSTRUCTION - 0.4%
7,102	Foster Wheeler AG *			159,511

	ENVIRONMENTAL CONTROL - 0.4%
5,000	Mine Safety Appliances Co.			170,700

	FOOD - 0.3%
4,540	Sysco Corp.			136,699

	HEALTHCARE-PRODUCTS - 4.0%
2,065	Becton Dickinson and Co.			161,917
11,620	Covidien PLC			598,430
3,811	Medtronic, Inc.			146,990
17,420	Patterson Cos., Inc.			561,098
2,960	Stryker Corp.			164,073
				1,632,508
	INSURANCE - 0.9%
2,727	Aflac, Inc.			131,523
26,287	Old Republic International Corp.			259,715
				391,238
	IRON/STEEL - 0.7%
7,485	ArcelorMittal			153,592
2,843	Nucor Corp.			126,485
				280,077
	LEISURE TIME - 1.0%
13,500	Carnival Corp.			407,700

	MINING - 0.7%
7,171	Cameo Corp.			166,869
12,200	Horsehead Holding Corp. *			132,736
				299,605
	MISCELLANEOUS MANUFACTURING - 0.5%
1,340	3M Co.			116,191
1,818	Eaton Corp.			89,136
				205,327
See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
Shares				Fair Value

	OIL & GAS - 8.4%
100,000	Birchcliff Energy Ltd. *			$ 1,345,550
6,979	BP PLC - ADR			320,406
5,237	Chevron Corp.			539,830
7,406	Devon Energy Corp.			472,577
1,890	Ensco PLC - ADR			99,490
4,150	Legacy Reserves LP			117,652
5,352	Range Resources Corp.			307,847
3,101	Transocean Ltd.			146,677
4,873	Ultra Petroleum Corp. *			117,098
				3,467,127
	PHARMACEUTICALS - 2.8%
3,660	Abbott Laboratories			198,189
72,727	BioScrip, Inc. *			393,453
3,160	Johnson & Johnson			208,276
3,959	Novartis AG - ADR			215,211
3,120	Roche Holding AG - ADR			133,536
				1,148,665
	PIPELINES - 0.8%
1,900	Buckeye Partners LP			118,351
2,050	NuStar Energy LP			120,520
2,740	Spectra Energy Corp.			86,283
				325,154
	REAL ESTATE - 0.5%
7,090	Consolidated-Tomoka Land Co.			202,774

	REITS - 0.3%
5,610	Senior Housing Properties Trust			127,235

	RETAIL - 1.0%
1,372	McDonald's Corp.			135,897
1,770	Target Corp.			89,934
1,810	Wal-Mart Stores, Inc.			111,062
2,705	Walgreen Co.			90,239
				427,132
	SAVINGS & LOANS - 0.2%
7,190	People's United Financial, Inc.			88,653

	SEMICONDUCTORS - 0.4%
4,550	Linear Technology Corp.			151,606

	SOFTWARE - 0.7%
4,630	Akamai Technologies, Inc. *			149,318
4,510	Microsoft Corp.			133,180
				282,498
See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
Shares				Fair Value

	TELECOMMUNICATIONS - 0.5%
5,000	AT&T, Inc.			$ 147,050
1,621	CenturyLink, Inc.			60,026
				207,076
	TRANSPORTATION - 0.2%
819	Union Pacific Corp.			93,620

	WATER - 0.2%
10,170	Consolidated Water Co. Ltd.			79,224

	TOTAL COMMON STOCKS (Cost - $15,270,077)			15,599,137

	MUTUAL FUNDS - 15.2%
	ASSET ALLOCATION FUNDS - 6.6%
154,739	ASG Managed Futures Strategy Fund			1,592,263
60,931	PIMCO All Asset All Authority Fund			645,256
41,118	PIMCO Global Multi-Asset Fund			461,760
				2,699,279
	COMMODITY FUND - 1.8%
30,794	Rydex Series - Long/Short Commodities Strategy Fund			748,294

	DEBT FUNDS - 4.2%
28,964	DoubleLine Total Return Bond Fund			322,658
20,508	PIMCO Total Return Fund			228,046
28,695	PIMCO Unconstrained Bond Fund			315,930
87,556	Third Avenue Focused Credit Fund			875,556
				1,742,190
	EMERGING MARKETS FUND - 1.7%
53,621	Matthews Asia Dividend Fund			699,756

	INTERNATIONAL FUND - 0.9%
29,064	Oakmark International Small Cap Fund			370,857

	TOTAL MUTUAL FUNDS (Cost - $6,663,871)			6,260,376

	CLOSED-END FUNDS - 7.4%
65,583	Alpine Total Dynamic Dividend Fund			301,682
25,920	BlackRock Build America Bond Trust			571,018
77,176	Boulder Growth & Income Fund, Inc.			469,230
23,137	Eaton Vance Enhanced Equity Income Fund II			248,954
13,892	Eaton Vance Tax-Managed Buy-Write Opportunities Fund			174,622
40,955	Herzefeld Caribbean Basin Fund, Inc. *			272,351
14,783	MLP & Strategic Equity Fund, Inc.			257,963
17,889	Nuveen Equity Premium Income Fund			213,773
35,409	Royce Focus Trust, Inc.			251,404
21,095	Royce Value Trust, Inc.			283,939
	TOTAL CLOSED-END FUNDS (Cost - $2,739,295)			3,044,936

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)
Shares				Fair Value

	EXCHANGE TRADED FUNDS - 26.6%
	ASSET ALLOCATION FUNDS - 0.5%
2,190	CurrencyShares Canadian Dollar Trust			$ 217,226

	COMMODITY FUNDS - 7.8%
3,740	ETFS Gold Trust *			644,739
13,760	GreenHaven Continous Commodity Index Fund *			430,550
19,438	iShares Silver Trust *			627,459
6,280	Market Vectors Gold Miners ETF			354,569
5,200	PowerShares DB Silver Fund *			300,040
5,126	SPDR Gold Shares *			867,883
				3,225,240
	DEBT FUND - 0.7%
3,260	iShares Barclays 1-3 Year Treasury Bond Fund			275,698

	EMERGING MARKETS FUNDS - 4.2%
4,370	EGShares Brazil Infrastructure ETF			100,379
9,500	Global X Brazil Mid Cap ETF			152,950
2,246	iShares MSCI Brazil Index Fund			147,338
3,456	Market Vectors Brazil Small-Cap ETF			145,014
9,110	WisdomTree Emerging Markets Equity Income Fund			505,240
10,420	WisdomTree Emerging Markets SmallCap Dividend Fund			474,735
11,370	WisdomTree India Earnings Fund			218,531
				1,744,187
	ENERGY FUND - 0.4%
3,680	JPMorgan Alerian MLP Index ETN			146,169

	EQUITY FUND - 0.9%
14,500	iPATH S&P 500 VIX Short-Term Futures ETN *			389,470

	INTERNATIONAL FUNDS - 1.1%
13,580	Global X FTSE Nordic Region ETF			227,913
8,760	iShares MSCI Canada Index Fund			246,244
				474,157
	SHORT/INVERSE FUNDS - 11.0%
10,000	ProShares Short Financials *			348,300
5,750	ProShares Short FTSE China 25 *			232,696
8,200	ProShares Short MSCI EAFE *			399,422
12,500	ProShares Short MSCI Emerging Markets *			374,250
82,000	ProShares Short S&P500 *			3,167,660
				4,522,328

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,152,254)			10,994,475

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)

Shares		Coupon Rate (%)	Maturity	Fair Value

	PREFERRED STOCK - 1.8%
	AUTO MANUFACTURERS - 1.8%
18,180	General Motors Co.	4.7500	12/1/2013	$ 728,291
	TOTAL PREFERRED STOCK (Cost - $1,002,939)
Principal Amount
	BONDS & NOTES - 5.3%
	BANKS - 0.6%
225,000	Ally Financial, Inc.	6.6250	5/15/2012	226,969

	COMMERCIAL SERVICES - 0.9%
430,000	Cenveo Corp.	7.8750	12/1/2013	349,913

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
840,000	SLM Corp.	5.0000	10/1/2013	857,144

	FOOD - 0.8%
347,000	Dean Foods Co.	7.0000	6/1/2016	349,603

	TELECOMMUNICATIONS - 1.0%
400,000	Frontier Communications Corp.	8.2500	5/1/2014	423,000

	TOTAL BONDS & NOTES (Cost - $2,213,087)			2,206,629

	SHORT-TERM INVESTMENT - 6.0%
	MONEY MARKET FUND - 6.0%
2,463,627	Goldman Sachs Financial Square Funds - Prime Obligations Fund, 0.01% **			2,463,627
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,463,627)

	TOTAL INVESTMENTS - 100.1% (Cost - $41,505,150) (a)			$ 41,297,471
	OTHER ASSETS AND LIABILITIES - (0.1)%			(22,623)
	TOTAL NET ASSETS - 100.0%			$41,274,848

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2012.
+ All or part of the security was held as collateral for written options as of January 31, 2012.
ADR - American Depositary Receipt
ETN - Exchange Traded Note
ETF - Exchange Traded Fund
MLP - Master Limited Partnership
See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2012 (Unaudited)

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including written options) is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 2,004,360
		Unrealized depreciation:		(2,234,182)
		Net unrealized depreciation:		$ (229,822)

	WRITTEN OPTIONS - (0.1) %
***	CALL OPTIONS			Fair Value
3	Apple, Inc. Jan. 2013 @ 350			$ (36,225)
	TOTAL WRITTEN OPTIONS (Premiums received $14,082)			$ (36,225)

*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2012 (Unaudited)

ASSETS
Investment securities:
At cost	$ 41,505,150
At fair value	$ 41,297,471
Cash	1,139
Dividends and interest receivable	63,010
Receivable for Fund shares sold	2,644
Prepaid expenses and other assets	4,066
TOTAL ASSETS	41,368,330

LIABILITIES
Investment advisory fees payable	35,084
Fees payable to other affiliates	5,099
Options written, at fair value (Proceeds $14,082)	36,225
Accrued expenses and other liabilities	17,074
TOTAL LIABILITIES	93,482
NET ASSETS	$ 41,274,848

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 41,684,526
Accumulated undistributed net investment loss	(53,585)
Accumulated net realized loss from security transactions	(126,271)
Net unrealized depreciation of investments	(229,822)
NET ASSETS	$ 41,274,848

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 41,274,848
Shares of beneficial interest outstanding	3,656,308

Net asset value, offering and redemption price per share (a)	$ 11.29

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF OPERATIONS
January 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (net of $1,952 foreign taxes withheld)	$ 561,643
Interest	86,515
TOTAL INVESTMENT INCOME	648,158

EXPENSES
Investment advisory fees	204,348
Administrative services fees	24,610
Accounting services fees	13,671
Professional fees	11,126
Transfer agent fees	9,972
Registration fees	7,601
Compliance officer fees	6,809
Custodian fees	5,444
Non 12b-1 shareholder services fees	4,081
Printing and postage expenses	3,048
Trustees' fees and expenses	3,020
Insurance expense	508
Other expenses	2,539
NET EXPENSES	296,777

NET INVESTMENT INCOME	351,381

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized gain/(loss) from:
Security transactions	(100,844)
Options Written	(5,575)
Net realized loss from investments and options written	(106,419)

Distributions of long term realized gains from underlying investment companies	49,598

Net change in unrealized depreciation from:
Security transactions	(585,692)
Options Written	36,405
Net change in unrealized depreciation from investments and written options	(549,287)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS WRITTEN	(606,108)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (254,727)

See accompanying notes to financial statements.

Wade Core Destination Fund
STATEMENT OF CHANGES IN NET ASSETS

	Period Ended
	January 31, 2012	Year Ended
	(Unaudited)	July 31, 2011
FROM OPERATIONS
Net investment income	$ 351,381	$ 766,967
Net realized gain (loss) from security transactions and options written	(106,419)	4,595,925
Distributions of long term realized gains from other investment companies	49,598	35,742
Net change in unrealized appreciation/depreciation of investments
and options written	(549,287)	(1,051,642)
Net increase (decrease) in net assets resulting from operations	(254,727)	4,346,992

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(729,487)	(584,014)
From net realized gains	(4,549,678)	(630,243)
Net decrease in net assets from distributions to shareholders	(5,279,165)	(1,214,257)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,878,778	6,122,736
Net asset value of shares issued in
reinvestment of distributions to shareholders	5,279,165	1,214,257
Redemption fee proceeds	604	94
Payments for shares redeemed	(6,234,844)	(14,603,925)
Net increase/(decrease) in net assets from shares of beneficial interest	3,923,703	(7,266,838)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,610,189)	(4,134,103)

NET ASSETS
Beginning of Period	42,885,037	47,019,140
End of Period *	$ 41,274,848	$ 42,885,037
* Includes undistributed net investment income (loss) of:	$ (53,585)	$ 324,521

SHARE ACTIVITY
Investor Class:
Shares Sold	442,885	474,403
Shares Reinvested	484,772	94,642
Shares Redeemed	(553,899)	(1,133,349)
	373,758	(564,304)

See accompanying notes to financial statements.

Wade Core Destination Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Period Ended
	January 31 ,2012		Year Ended		Year Ended		Period Ended
	(Unaudited)		July 31, 2011		July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 13.06		$ 12.22		$ 11.68		$ 10.00

Activity from investment operations:
Net investment income (2,3)	0.11		0.22		0.13		0.11
Net realized and unrealized
gain/(loss) on investments	(0.23)		0.95		0.56		1.59
Total from investment operations	(0.12)		1.17		0.69		1.70

Paid-in-capital from redemption fees	0.00	(4)	0.00	(4)	0.00	(4)	-

Less distributions from:
Net investment income	(0.23)		(0.16)		(0.09)		(0.02)
Net realized gains	(1.42)		(0.17)		(0.06)		-
Total distributions	(1.65)		(0.33)		(0.15)		(0.02)

Net asset value, end of period	$ 11.29		$ 13.06		$ 12.22		$ 11.68

Total return (5)	(0.48)%	(6)	9.67%		5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 41,275		$ 42,885		$ 47,019		$ 6,271

Ratio of gross expenses to average
net assets (7)	1.45%	(8)	1.43%		1.47%		6.14%	(8)
Ratio of net expenses to average
net assets (7)	1.45%	(8)	1.43%		1.74%	(9)	1.99%	(8)
Ratio of net investment income
to average net assets (7)	1.72%	(8)	1.68%		1.05%		1.53%	(8)

Portfolio Turnover Rate	48%	(6)	97%		155%		117%	(6)

(1)	The Wade Core Destination Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (Unaudited)

1.

ORGANIZATION

The Wade Tactical L/S Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to achieve total return.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on September 21, 2011, the Board approved, effective December 1, 2011, a proposal to change the name of the fund from “Wade Core Destination Fund” to “Wade Tactical L/S Fund.”

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the last reported bid price on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last reported bid price on the valuation date.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012 (Unaudited)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,599,137	$ -	$ -	$ 15,599,137
Mutual Funds	6,260,376	-	-	6,260,376
Closed-End Fund	3,044,936	-	-	3,044,936
Exchange Traded Funds	10,994,475	-	-	10,994,475
Preferred Stock	728,291	-	-	728,291
Bonds & Notes	-	2,206,629	-	2,206,629
Money Market Funds	2,463,627	-	-	2,463,627
Total	$ 39,090,842	$ 2,206,629	$ -	$ 41,297,471

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$ 36,225	$ -	$ -	$ 36,225

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedule of Investments for industry classifications.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available form each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2009, 2010 and 2011) or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended January 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $19,695,810 and $18,823,838, respectively.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012

Option Transactions - The Fund may purchase and write (i.e., sell) put and call options with varying expiration dates to limit risk in the Fund or to enhance investment return.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund may write call options only if it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  Options with expiration dates greater than one year from issuance are Long-Term Equity Anticipation Securities (“LEAPS”) options, and follow the same structure as discussed below as options with shorter expiration dates.

When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. For the period ended January 31, 2012, the fund had net losses of $5,575, which are included in net realized gain/loss from options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the period ended January 31, 2012, were as follows:

Written Call Options:	Number of Contracts	Premiums Received
Options outstanding, beginning of period	137	$ 32,324
Options exercised	(50)	(5,899)
Options closed	(84)	(12,343)
Options outstanding, end of period	3	$ 14,082

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent services and custody administration services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares through November 30, 2012.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2012

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses attributable to the Investor Class shares subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  During the period ended January 31, 2012, the Funds did not pay distribution related charges pursuant to the Plan.

Effective July 1, 2011, with the approval of the Board, each Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit Committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended January 31, 2012, the Fund assessed $604 in redemption fees for the Investor Class.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2011	July 31, 2010
Ordinary Income	$ 1,061,121	$ 541,238
Long-Term Capital Gain	153,136	1,057
	$ 1,214,257	$ 542,295

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 1,382,591	$ 3,487,020	$ -	$ -	$ 254,603	$ 5,124,214

The differences between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and grantor trusts.

Permanent book and tax differences primarily attributable to adjustments for real estate investment trusts, grantor trusts, partnerships and foreign currency transactions, resulted in reclassification for the Fund for the year ended July 31, 2011 as follows: a decrease in undistributed net investment income of $23,843 and an increase in accumulated net realized gain from security transactions of $23,843.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of January 31, 2011, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 93% of the voting securities of the Wade Tactical L/S Fund.

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Wade Core Destination Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2012

As a shareholder of the Wade Core Destination Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Core Destination Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 through January 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Core Destination Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/11	1/31/12	8/1/11 – 1/31/12*
1.45%	$1,000.00	$992.20	$7.27

Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/11	1/31/12	8/1/11 – 1/31/12*
1.45%	$1,000.00	$1,017.85	$7.35

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – Wade Core Destination Fund

In connection with a regular meeting held on May 18, 2011, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Wade Financial Group, Inc.(“Wade” or the “Advisor”) and the Trust, on behalf of Wade Core Destination Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds;  (c) the overall organization of the Adviser and (d) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of Wade’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed Wade’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered Wade’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board considered the Fund’s performance against the performance of a peer group of funds selected by Wade  in Morningstar’s Fund of Funds/ETFs category.  The Board noted that the although the Fund’s performance for the 1-year period ended March 31, 2011 was below the average for the peer group, the Fund had outperformed certain funds in the peer group.  The Board also noted that the Fund’s absolute return since inception was more than 14%.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Board noted that the Fund’s advisory fee and expense ratio were higher than the average for the peer group, but were in line with or lower than certain funds in the peer group.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and the renewal of the Advisory Agreement is in the best interests of the Fund and the Fund’s shareholders.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street Suite 1700

Columbus, OH, 43215

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/9/12